UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_____________________

Form 8-K
_____________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event Reported): June 19, 2018

ZOMEDICA PHARMACEUTICALS CORP.
(Exact Name of Registrant as Specified in Charter)

Alberta, Canada	001-38298	000000000
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

100 Phoenix Drive, Suite 190, Ann Arbor, Michigan 48108
(Address of Principal Executive Offices) (Zip Code)

(734) 369-2555
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company [ X ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [ X ]

Item 8.01. Other Events.

On June 19, 2018, Zomedica Pharmaceuticals Corp. (the “Company”) issued a press release containing an update to the Company’s product development milestones and strategy.

A copy of the press release is attached hereto as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

The following exhibit is furnished herewith and this list is intended to constitute the exhibit index:

99.1                      Press Release of Zomedica Pharmaceuticals Corp., dated June 19, 2018.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ZOMEDICA PHARMACEUTICALS CORP.

Date: June 19, 2018	By:	/s/ Shameze Rampertab
Shameze Rampertab
Chief Financial Officer